UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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SOURCE CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 600
Los Angeles, California 90064-1550

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, May 12, 2014

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Source Capital, Inc. (the "Fund"), will be held in the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 600, Los Angeles, California 90064, on Monday, May 12, 2014, at 10:00 a.m. Pacific Time, to consider and vote on the following matters:

1. Election of six directors by the holders of Common Stock, $1.00 par value ("Common Stock"); and

2. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Your Directors recommend that you vote FOR all items.

March 24, 2014, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote.

By Order of the Board of Directors

SHERRY SASAKI

Secretary

April 4, 2014

It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. You may also vote the enclosed proxy by telephone or over the Internet. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 600, Los Angeles, California 90064-1550

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors," and each member of the Board, a "Director") of Source Capital, Inc. (the "Fund"), of proxies to be voted at the annual meeting of shareholders of the Fund to be held at 10:00 a.m. (Pacific time) on Monday, May 12, 2014, in the offices of First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 600, Los Angeles, California 90064 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about April 4, 2014.

The Fund is organized as a Delaware corporation. In addition, the Fund is a registered investment company.

If you hold shares in your name as a record holder, you may vote your shares by proxy through the mail, telephone, or Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur costs such as telephone and Internet access charges. Submitting your proxy will not limit your right to vote in person at the Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board's recommendations thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of First Pacific Advisors, LLC, the Fund's investment adviser ("FPA" or "Adviser"), or American Stock Transfer and Trust Company, LLC, the Fund's Transfer Agent, and the Fund reserves the right to retain outside agencies for the purpose of soliciting proxies. The cost of solicitation of proxies will be borne by the Fund, which will reimburse banks, brokerage firms, nominees, fiduciaries, and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund.

On March 24, 2014 (the record date for determining shareholders entitled to notice of and to vote at the Meeting), there were 8,655,240 shares of Common Stock outstanding. On February 28, 2014, the net assets of the Fund were $658,842,930. No person is known by management to own beneficially or of record 5% or more of the outstanding Common Stock. Shareholders are entitled to one vote per share of Common Stock held.

Annual reports are sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund's annual report is available at http://www.astproxyportal.com/ast/18516/, and the Fund will furnish, without charge, a copy of its annual report and most recent quarterly report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 11400 West Olympic Boulevard, Suite 600, Los Angeles, California 90064-1550, or call (800) 982-4372 ext. 419. Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

1. ELECTION OF THE BOARD OF DIRECTORS

The Fund's Board of Directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund's shareholders. As noted in the table below, the nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular nominee's financial and business experience give him the qualifications and skills to serve as a Director.

At the Meeting, six Directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Shares have cumulative voting rights, which means that, with regard to the election of Directors only, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of Directors to be elected, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among candidates as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the six nominees named below, reserving the right, however, to cumulate such votes and distribute them among nominees at the discretion of the proxy holders. The affirmative votes of a majority of the shares present in person or represented by proxy at the meeting are required to elect each Director. The following table sets forth certain information regarding each nominee for election as Director. Eric S. Ende, Thomas P. Merrick, A. Robert Pisano, Patrick B. Purcell, and Allan M. Rudnick are incumbent directors that were elected by shareholders in 2013. Alfred E. Osborne, Jr., also an incumbent director, was appointed by the Board in August 2013. As noted in the table below, Dr. Osborne is a current director/trustee of other funds in the FPA family of funds and thus has experience in overseeing Funds managed by FPA and is familiar with FPA's operations, its personnel and investment style. David Rees, a current Director, is expected to retire effective as of the date of the Meeting.

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years (4)	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
"Non-Interested" Directors
Allan M. Rudnick, 73 (1,2)	Director & Chairman	2012	Private investor. Formerly Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee (since January 2010) of FPA Capital Fund, Inc., of FPA New Income, Inc., and of FPA Funds Trust's FPA Crescent Fund, of FPA Funds Trust's FPA International Value Fund (since November 2011), and of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. (since July 2012) (3).	7	0
Thomas P. Merrick, 76 (1,2)	Director	2006	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of FPA Paramount Fund, Inc. (since January 2008), of FPA Perennial Fund, Inc. (since August 2008), of FPA Capital Fund, Inc. (since July 2009), of FPA Funds Trust's FPA Crescent Fund (since July 2009), of FPA New Income, Inc. (since July 2009), and of FPA Funds Trust's FPA International Value Fund (since November 2011) (3). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7	0

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years (4)	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
Alfred E. Osborne, Jr., 69 (1,2)	Director	2013	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Paramount Fund, Inc. (since 2013), of FPA Perennial Fund, Inc. (since 2013), of FPA Capital Fund, Inc. (since 1999), of FPA New Income, Inc. (since 1999), of FPA Funds Trust's FPA Crescent Fund (since 2002), and of FPA Funds Trust's FPA International Value Fund (since 2011) (3).	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum
A. Robert Pisano, 71 (1,2)	Director	2013

Consultant. Former President and Chief Operating Officer of The Motion Picture Association of America, Inc. from October 2005 to 2011. Former National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001 to April 2005). Director/Trustee of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. (since July 2012); of FPA Funds Trust's FPA Crescent Fund, FPA Funds Trust's FPA International Value Fund, and of FPA New Income, Inc. (since January 2013); and of FPA Capital Fund, Inc. (since March 2013) (3). Director/Trustee of the Fund, of FPA Paramount Fund, Inc., of FPA New Income, Inc., of FPA Funds Trust's FPA Crescent Fund, and of FPA Perennial Fund, Inc. (from 2002 to 2008). Chairman of the Board of The Motion Picture and Television Fund. Lead Independent Director of Resources Global Professionals.

				7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell, 71 (1,2)	Director	2010	Retired. Former Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998. Director/Trustee (since May 2006) of FPA Capital Fund, Inc., of FPA New Income, Inc., and of FPA Funds Trust's FPA Crescent Fund, of FPA Funds Trust's FPA International Value Fund (since November 2011), and of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. (since July 2012) (3).	7	The Motion Picture and Television Fund

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years (4)	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
"Interested" Directors
Eric S. Ende, 69**	Director, President & Chief Investment Officer	2000	Partner of FPA (since October 2006). Director, President and Portfolio Manager of FPA Perennial Fund, Inc., Director of FPA Paramount Fund, Inc., and Vice President of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Funds Trust's FPA Crescent Fund, and of FPA Funds Trust's FPA International Value Fund (3). Formerly, Senior Vice President of First Pacific Advisors, Inc. (1994 to September 2006), and Portfolio Manager of FPA Paramount Fund, Inc. (2000 to 2013).	3	0

  *  The address for each director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

  **  "Interested person" within the meaning of the Investment Company Act of 1940 ("Act" or "1940 Act") by virtue of his affiliation with FPA.

  (1)  Member of the Audit Committee of the Board of Directors.

  (2)  Member of the Nominating and Governance Committee of the Board of Directors.

  (3)  FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., FPA Funds Trust's FPA Crescent Fund, and FPA Funds Trust's FPA International Value Fund are other investment companies advised by FPA. See "Information Concerning FPA" herein.

  (4)  "Principal Occupation" includes all positions held with affiliates of the Fund during the past five years.

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for Director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

The Board of Directors has designated the members identified by footnote (1) to the preceding table, in addition to David Rees, as the Audit Committee of the Board. All members of the Audit Committee are "independent," as that term is defined in the applicable listing standards of the New York Stock Exchange ("NYSE"). No member is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Fund, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Fund's website, www.fpafunds.com, and is available without charge, upon request, by calling (800) 982-4372.

The Board recommends that shareholders vote FOR the nominated Directors.

AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:  February 14, 2014

Our Committee has reviewed and discussed with management of the Fund and Deloitte & Touche LLP, the independent registered public accounting firm of the Fund, the audited financial statements of the Fund as of December 31, 2013, and the financial highlights for the year then ended (the "Audited Financial Statements"). In addition, we have discussed with Deloitte & Touche LLP the matters required by Public Company Accounting Oversight Board (United States) Auditing Standards No. 16 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and we have discussed with that firm its independence from the Fund and its adviser. We also have discussed with management of the Fund and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Fund's internal controls and the financial reporting process. Deloitte & Touche LLP is responsible for performing an independent audit of the Fund's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Fund's Board of Directors the inclusion of the Audited Financial Statements in the Fund's Annual Report to Shareholders for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Audit Committee:

Patrick B. Purcell, Chairman
Thomas P. Merrick
Alfred E. Osborne, Jr.
A. Robert Pisano
David Rees
Allan M. Rudnick

The Board of Directors has designated the members identified by footnote (2) to the preceding table, in addition to David Rees, as the Nominating and Governance Committee. All members of the Nominating and Governance Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill vacancies on the Board, when and as they occur. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, a copy of which is attached as Exhibit A to this proxy statement. The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

During 2013, the Board of Directors held four meetings. Each Director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served. All of the Directors attended the Fund's prior year's annual meeting.

Corporate Governance

As noted above, the Fund has adopted a charter for both its Audit Committee and Nominating and Governance Committee. The Board has also adopted a Code of Ethics, which applies to, among others, all of the Fund's officers and directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to and has been signed by all officers of the Fund, including the Principal Executive Officer and Principal Financial Officer of the Fund. These materials are available on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling (800) 982-4372.

The Board of Directors and Its Leadership Structure

The Board of Directors has general oversight responsibility with respect to the Fund's business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund's Board, which meets quarterly.

The Board is currently composed of seven directors, including six directors who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (each an "Independent Director"). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board's next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained "independent legal counsel" as defined in the 1940 Act.

The Board has appointed Allan M. Rudnick as Chairman of the Board. The Chairman presides at all meetings of the Board and works with the Treasurer to set the agenda for meetings. The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions. The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys and the Independent Directors between meetings.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund's risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer ("CCO") for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Fund's compliance policies and procedures. The Board expects the CCO to report any material risk, should it arise, to the Board. The CCO is also the CCO of the Adviser.

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Secretary of the Fund, at the following address: 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

Section 16(a) Beneficial Ownership Compliance

The Fund's Directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Fund's Common Stock. Based on its review of such reports, the Fund believes that all filing requirements were met by its Directors and officers during 2013.

Compensation

During 2013, the Fund did not pay any salaries directly to officers but paid an investment advisory fee to FPA. The following information relates to Director compensation. During 2013, each Director who was not an interested person of FPA was compensated by the Fund at the rate of $22,000 per year plus a fee of $2,000 per day for Board of Directors meetings attended, a fee of $500 per day to the Chairman of the Audit and Chairman of the Nominating and Governance Committees for Committee meetings attended, a fee of $1,250 per day for Committee meetings attended on a day other than a Board meeting, and $500 per day for Special Board of Directors or Committee meetings held and attended via telephone conference. The six Directors who were not interested persons of FPA received total Directors' fees of $173,329 for 2013. Each such Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation* From the Fund	Total Compensation* From All FPA Funds, Including the Fund
"Non-Interested" Directors
Willard H. Altman, Jr. (retired in May of 2013)	$11,676	$76,516	**
Thomas P. Merrick	32,000	168,000	**
Alfred E. Osborne, Jr. (appointed in August of 2013)	5,049	119,201	**
A. Robert Pisano	30,000	158,000	**
Patrick B. Purcell	31,000	183,000	**
David Rees	31,000	31,000
Allan M. Rudnick	32,604	182,187	**
"Interested" Directors
Eric S. Ende	0	0

  *  No pension or retirement benefits are provided to directors by the Fund or the FPA Funds.

  **  Includes compensation from the Fund and from six open-end investment companies.

Fund Shares Owned by Directors as of March 24, 2014*

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
"Non-Interested" Directors
Thomas P. Merrick	$10,001 to $50,000	Over $100,000
Alfred E. Osborne, Jr.	none	Over $100,000
A. Robert Pisano	none	$50,001 to $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	Over $100,000	Over $100,000
"Interested" Directors
Eric S. Ende	Over $100,000	Over $100,000

  *  All officers and Directors of the Fund as a group owned beneficially less than 1% of the outstanding shares of Common Stock of the Fund.

The following information relates to the executive officers of the Fund who are not Directors of the Fund. Each officer also serves as an officer of FPA. The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

Name and Position With Fund	Principal Occupation During Past Five Years (1)	Age	Officer Since
Steven R. Geist (Executive Vice President & Portfolio Manager)	Partner of FPA (since October 2006). Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Perennial Fund, Inc.	60	1996
Gregory A. Herr (Vice President & Portfolio Manager)	Managing Director of FPA (since August 2013). Mr. Herr also serves as Co-President and Co-Chief Investment Officer of FPA Paramount Fund, Inc. (since September 2013), and Vice President and Portfolio Manager of FPA Perennial Fund, Inc. (since August 2013). Vice President of FPA from April 2007 to August 2013.	41	2013
J. Richard Atwood (Treasurer)	Managing Partner, Chief Operating Officer, Chief Financial Officer and Treasurer of FPA (since October 2006). Former, until March 2013, Director, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Chief Compliance Officer for more than the past five years of FPA Fund Distributors, Inc. ("Fund Distributors"). Mr. Atwood also serves as Treasurer of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., of FPA Funds Trust's FPA Crescent Fund, and of FPA Funds Trust's FPA International Value Fund.	53	1997
Sherry Sasaki (Secretary)	Assistant Vice President and Secretary of FPA (since October 2006). Former, until March 2013, Secretary of Fund Distributors for more than the past five years. Ms. Sasaki also serves as Secretary of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., of FPA Funds Trust's FPA Crescent Fund, and of FPA Funds Trust's FPA International Value Fund.	59	1982
Christopher H. Thomas (Chief Compliance Officer)	Vice President and Chief Compliance Officer of FPA (since October 2006). Former, until March 2013, Director, Vice President and Controller for more than the past five years of Fund Distributors. Chief Compliance Officer of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Funds Trust's FPA Crescent Fund, of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust's FPA International Value Fund.	57	1995
Michael P. Gomez (Assistant Vice President)	Assistant Vice President and Assistant Controller of FPA (since June 2010); and Assistant Vice President of FPA Capital Fund, Inc., FPA Funds Trust's FPA Crescent Fund, FPA Funds Trust's FPA International Value Fund, FPA New Income, Inc., FPA Paramount Fund, Inc., and FPA Perennial Fund, Inc. (since February 2012). Former Experienced Associate/incharge within the Financial Services-Investment Management Group at PricewaterhouseCoopers LLP from September 2007 to May 2010.	28	2012

  (1)  "Principal Occupation" includes all positions held with affiliates of the Fund during the past five years.

Information Concerning Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the directors who are not considered "interested persons" of the Fund as defined in the 1940 Act (the "Independent Board Members"), has selected Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2014. The employment of such firm is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Deloitte & Touche LLP has served as the independent registered public accounting firm for the Fund since November 11, 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees

Aggregate fees paid to Deloitte & Touche LLP for professional services for the audits of the Fund's annual financial statements during the fiscal years ended December 31, 2012 and 2013, and the reviews of the financial statements included in the Fund's filings on Form N-SAR for those fiscal years, was $37,700 for both years.

Tax Fees

Aggregate fees for tax services provided by Deloitte & Touche LLP to the Fund during the 2012 and 2013 fiscal years was $8,000 and $8,160, respectively, in connection with the preparation and review of the federal and state tax returns for the Fund.

No other services were provided to the Fund by Deloitte & Touche LLP.

Information Concerning FPA

First Pacific Advisors, LLC, maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since the Fund's inception in 1968.

The Advisory Agreement permits the Adviser to render advisory services to others, and the Adviser also serves as investment adviser to FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., FPA Funds Trust's FPA Crescent Fund, and FPA Funds Trust's FPA International Value Fund, open-end investment companies, which had net of assets of $1,261,335,399, $5,175,646,213, $249,093,660, $310,920,777, $15,903,873,947, $288,192,995, respectively, at December 31, 2013. The Fund pays an advisory fee at the annual rate of 0.725% on the first $100 million of its net assets, 0.700% on the next $100 million of its net assets, and 0.675% on any net assets in excess of $200 million. The annual advisory fees paid by FPA Capital Fund, Inc. and FPA Perennial Fund, Inc., equal 0.75% of the first $50 million of each such fund's average daily net assets and 0.65% on the average daily net assets of each such fund in excess of $50 million. Those two funds also reimburse the Adviser for the cost of financial services in an amount of up to 0.10% of average daily net assets. FPA New Income, Inc. pays an advisory fee at the annual rate of 0.50% of its average daily net assets. FPA Crescent Fund, FPA International Value Fund and FPA Paramount Fund, Inc. each pays an advisory fee at the annual rate of 1.00% of its average daily net assets, and pays the Adviser a fee of 0.10% of average daily net assets for the provision of financial services. FPA also advises institutional accounts. The Adviser had total assets under management of approximately $28 billion at December 31, 2013.

The management committee of the Adviser is comprised of three Managing Partners, Mr. Atwood, Steven T. Romick, and Robert L. Rodriguez. Thomas H. Atteberry, Dennis M. Bryan, Mr. Ende, Mr. Geist, Mark Landecker, and Brian A. Selmo are the other partners of the Adviser.

No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

2. OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Voting Requirements

A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

Based on the Fund's interpretation of Delaware law, because the election of Directors requires the affirmative vote of a majority of the shares of each class present in person or represented by proxy, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal. Under the rules of the NYSE, brokers who hold shares in street name for customers have the authority to vote on all of the proposals set forth herein if they have not received instructions from beneficial owners.

Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2015 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 28, 2014. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after February 6, 2015, notice of a shareholder proposal is considered untimely and the Fund may solicit proxies in connection with the 2015 annual meeting that confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 12, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2014

The Fund's proxy statement and annual report for the fiscal year ended December 31, 2013, are available free of charge at http://www.astproxyportal.com/ast/18516/.

Adjournment

In the event that sufficient votes in favor of the proposals set forth herein are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

By Order of the Board of Directors

Sherry Sasaki

Secretary

April 4, 2014

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

EXHIBIT A

SOURCE CAPITAL, INC.

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Organization

This Charter governs the operations of the Nominating and Governance Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors for any changes to the Charter. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, none of whom shall be an "interested person" of the Company under the Investment Company Act of 1940 ("Act").

If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee will hold regular meetings at least twice annually. Special meetings may be called at any time by the Chair or any two members of the Committee. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member. The presence of a majority of the members will constitute a quorum. The Chair will report the actions taken by the Committee to the Board of Directors, and such report shall be included in the minutes of the Board meeting.

Statement of Policy

The Nominating and Governance Committee has responsibility for identifying and recommending to the Board potential candidates for nomination as a director, and for supervising and reviewing the affairs of the Company as they relate to Board composition and Board evaluations including Board compensation. The Committee shall also be responsible for considering and recommending action to the full Board for all contractual arrangements between the Company and its investment adviser or any of the adviser's affiliates.

Duties and Responsibilities

The Nominating and Governance Committee shall have the following duties and responsibilities in addition to any others that may be assigned by the Board:

•  Identify, interview, and recruit candidates for vacancies or anticipated vacancies arising on the Board.

•  Review potential directors' qualifications, skills, qualities, and other relevant factors.

•  Monitor the Company's procedures for the receipt and consideration of director nominations by shareholders in accordance with the process for making such nominations that is set forth in the Company's annual proxy statements.

•  Present to the Board in connection with each meeting of shareholders at which Directors are to be elected a list of individuals recommended for nomination for election to the Board.

•  Review periodically the continued appropriateness of Board membership for each Director, taking into consideration the Director's qualifications, including capability, availability to serve, commitment, conflicts of interest, and other relevant factors.

•  Review periodically director compensation and related issues.

•  Establish and monitor procedures by which the Board will conduct, on at least an annual basis, evaluations of its overall effectiveness and the effectiveness of the Board's Committees.

•  Consider and review periodically and as required by applicable law or regulation all contractual arrangements between the Company and its investment adviser or any of its affiliates.

A-1

Directions: First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 600, Los Angeles, California, Telephone (310) 473-0225
Entrances to parking lot on Purdue Avenue.

Going South on 405 Freeway:
Take Pico Blvd. exit. (Tennessee)
Go West on Tennessee.
Right on Purdue.
Going North on 405 Freeway:
Exit on National Blvd.
Left on National. (West)
Right on Sawtelle. (North)
Left on Olympic.
Left on Purdue.	Going West on I-10 Freeway: Exit Bundy North. Right on Olympic. Right on Purdue. Going East on I-10 Freeway: Exit Centinela. (Pico) Left on Bundy. Right on Olympic. Right on Purdue.

map not to scale

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints THOMAS P. MERRICK, ALLAN M. RUDNICK and PATRICK B. PURCELL, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Source Capital, Inc., to be held on May 12, 2014, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

SOURCE CAPITAL, INC.

May 12, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/18516/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

20600000000000000000 2	051214

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors:		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

NOMINEES:
FOR ALL NOMINEES	Ende
Merrick
WITHHOLD AUTHORITY FOR ALL NOMINEES	Osborne
Pisano
FOR ALL EXCEPT (See instructions below)	Purcell
Rudnick

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

SOURCE CAPITAL, INC.

May 12, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/18516/

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20600000000000000000 2	051214

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors:		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

NOMINEES:
FOR ALL NOMINEES	Ende
Merrick
WITHHOLD AUTHORITY FOR ALL NOMINEES	Osborne
Pisano
FOR ALL EXCEPT (See instructions below)	Purcell
Rudnick

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.